UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: October 29, 2007

WSB Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Washington (State of incorporation or organization)	001-33188 (Commission File Number)	20-3153598 (I.R.S. Employer Identification No.)

607 Pacific Avenue Bremerton, Washington (Address of principal executive offices)	98337 (Zip Code)
Registrant’s telephone number, including area code: (360) 405-1200

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     WSB Financial Group, Inc. (the “company”) previously reported its preliminary financial results for the third quarter and year-to-date period ended September 30, 2007, on October 23, 2007. On October 26, 2007, the company issued a press release advising that management was conducting a conference call to discuss its preliminary third quarter financial results on Monday, October 29, at 2:00 p.m. Pacific time.
     On October 29, 2007, management of the company conducted the facilitated conference call at approximately 2:00 p.m., Pacific Time. A copy of the prepared statement by the company’s chief executive officer on the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K. A transcript of the call including the question and answer session, is being posted on the Internet and will be available under http://wsfg.client.shareholder.com/eventdetail.cfm?EventID=44871.
     The information included and referenced in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
Item 8.01 Other Events.
     The company announced on the conference call reported under Item 2.02 above, that the company has retained James L. Lemery, who has significant experience as a chief financial officer in community banking, as a financial consultant.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
99.1	Prepared statement in the conference call conducted by management of WSB Financial Group, Inc. on October 29, 2007.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

WSB FINANCIAL GROUP, INC.

(Registrant)

October 29, 2007	/s/ David K. Johnson

(Date)	David K. Johnson Chief Executive Officer
Exhibit Index
99.1	Prepared statement in the conference call conducted by management of WSB Financial Group, Inc. on October 29, 2007.

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